Parties-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Parties-In-Interest Transactions	Parties-In-Interest Transactions
Parties-in-interest are defined under Department of Labor (DOL) regulations as any fiduciary of the Plan, any party rendering service to the Plan, the Employer, and certain others. Dividend income earned by the Plan includes dividends on Company Stock. In accordance with the Plan and the Company’s Dividend Reinvestment and Direct Stock Purchase Plan in which the Trustee participates, Participants may elect to reinvest dividends in Company Stock or receive dividends in cash. During 2025, dividends on shares of Company Stock held in Participants’ accounts totaled $55,967,273.
During 2025, Employer contributions of Company Stock credited to Participant’s accounts totaled $93,071,560 which equated to 1,261,713 shares. Realized gains on shares of Company Stock sold by Participants during 2025 totaled $11,693,362. At December 31, 2025 and 2024, the number of shares of Company Stock held in Participants’ accounts totaled 23,640,513 and 25,162,977, respectively, with a fair value of $1,897,860,375 and $1,803,933,814, respectively.

Certain fees were paid by the Plan to the managers of the investments held in the Plan and certain Plan investments are managed by an affiliate of the Trustee or investment advisors of the Plan. These transactions qualify as party-in-interest transactions. The Plan also pays for various administrative expenses to service providers which constitute party-in-interest transactions. Additionally, the Plan reimburses the Company for a portion of the direct costs incurred in the administration of the Plan which are considered party-in-interest transactions. Participant loans held by the Plan of $74,562,266 and $74,021,654 at December 31, 2025 and December 31, 2024, respectively, are also considered party-in-interest transactions.